General	6 Months Ended
Jun. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
Note 1 - General

A.
Otonomo Technologies Ltd. (together with its subsidiaries, “Otonomo”, or the “Company”) was incorporated as an Israeli corporation in December 2015. The Company provides an automotive data service platform enabling car manufacturers, drivers, insurance carriers and service providers to be part of a connected ecosystem as well as mobility intelligence which transforms vast amounts of anonymized data and activity signals into actionable, impactful, and valuable insights.

On February 9, 2023, the Company and Urgent.ly, Inc. (“Urgently”), a provider of digital roadside and mobility assistance technology and services, entered into a definitive agreement to merge and the Company will become a wholly owned subsidiary of Urgently. Upon closing of the transaction, holders of the Company’s ordinary shares will receive common stock of Urgently. The Company’s shareholders and other equity holders will own, in the aggregate, approximately 33% of the combined company on a fully diluted basis, subject to the determination of the final exchange ratio pursuant to the terms set forth in the definitive agreement. The transaction is expected to close in the third or fourth quarter of 2023, subject to the approval of the Company’s shareholders and the satisfaction of other customary closing conditions.

B.
In the six months ended June 30, 2023, the Company sunsetted its connected vehicle data services (“CVD services”), which included services relating to multi-layered data, standardized and blurred to remove identifiers. The sunsetting of CVD services resulted in a further workforce reduction. The Company concluded that the services were not considered as a component according to ASC 205 and therefore were not considered as a discontinued operation.

C.
On August 3, 2023, the Company executed a 1-for-15 reverse share split of its Ordinary Shares. As a result of the reverse share split, every 15 issued and outstanding Ordinary Shares were automatically converted into one Ordinary Share. The reverse share split is intended to increase the per share trading price of the Ordinary Shares to enable the Company to regain compliance with the minimum bid price requirement in Nasdaq Listing Rule 5450(a)(1). As a result of the reverse share split, all Ordinary Shares, convertible preferred shares and options for Ordinary Shares, exercise price per share, and net loss per share amounts were adjusted retroactively for all periods presented throughout this document. The number of Ordinary Shares underlying the warrants were adjusted retroactively for all periods presented in these financial statements as a result of the reverse share split. The number of options and restricted share units outstanding and the number of Ordinary Shares underlying the options and restricted share units were adjusted retroactively for all periods presented in these financial statements as a result of the reverse share split.